UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)    August 4, 2005

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Ashlin Development Corporation

(Exact name of registrant as specified in its charter)

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Florida	000-29245	65-0452156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 North Federal Highway, Suite 210, Boca Raton, FL 33431

(Address of principal executive offices) (Zip Code)

(561) 391-6196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers

At the 2005 Annual Meeting of Shareholders held on August 4, 2005, Theodore T. Alflen, James A. Brown, and Steven Pomerantz were duly reelected as the Directors of the registrant.

Item 5.03

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2005 Annual Meeting of Shareholders, held on August 4, 2005, the shareholders approved an amendment to the Company’s Articles of Incorporation which increased the total number of authorized shares of the Company to 160,000,000 shares, consisting of (i) 150,000,000 shares of common stock and (ii) 10,000,000 shares of “blank check” preferred stock. The Articles of Amendment to Articles of Incorporation, as filed with the Florida Secretary of State, are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Incorporation dated August 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLIN DEVELOPMENT CORPORATION

By:	/s/ JAMES A. BROWN
James A. Brown Chief Executive Officer

Date:  August 10, 2005

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Incorporation dated August 10, 2005